Exhibit 99.1

Getting Back to Normal Scilex Corporate Presentation April 2019 Non - Confidential 1

Forward Looking Statements Some statements in this presentation are, or may be considered, forward - looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "project" and similar expressions, among others, generally identify forward - looking statements. Sorrento Therapeutics, Inc. cautions that these forward - looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward looking statements. Such risks and uncertainties include, but are not limited to, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, and changes to laws and regulations applicable to our industry. Additional information about the economic, competitive, governmental, technological and other factors that may affect Sorrento’s operations is set forth in Item 1A, "Risk Factors," of Sorrento’s 2018 Annual Report on Form 10 - K, which has been filed with the Securities and Exchange Commission and in Sorrento’s other filings made with the Securities and Exchange Commission. Sorrento undertakes no obligation to release publicly any revisions to forward - looking statements as a result of subsequent events or developments, except as required by law. THIS DOCUMENT CONTAINS PROPRIETARY INFORMATION THAT IS THE PROPERTY OF THE COMPANY . NEITHER THIS DOCUMENT, NOR THE PROPRIETARY INFORMATION CONTAINED HEREIN, SHALL BE PUBLISHED, REPRODUCED, COPIED, DISCLOSED OR USED FOR ANY OTHER PURPOSE, OTHER THAN THE REVIEW AND CONSIDERATION OF THIS DOCUMENT . 2

Scilex Corporate Overview Merger of 2 non - opioid pain focused companies (Scilex & Semnur ) in March 2019 : - G lobal leader in non - opioid pain management with commercial and late stage products with c ompelling synergies on multiple fronts - Exisiting 100+ highly experienced pain - focused salesforce, marketing, market access and med affairs team s already in place at Scilex - Blockbuster potential of Semnur’s Phase 3 SP - 102 (Semdexa ™ ) with Fast Track status, a plug - and - play for existing commercial infrastructure , boosts pipeline substantially As a combined company , Scilex expects to : - Build an even stronger commercial presence in our key pain franchises, led by high performing commercial teams - Launch exciting new non - opioid medicines for patients, including multiple near - term opportunities Received FDA approval for ZT lido ® (lidocaine topical system 1.8% ) and launched the product in the US 4 Q ' 18 SP - 102 in Phase 3 pivotal study with data readout targeted for 1H’20 Experienced senior management team to address the continuum of chronic pain conditions with worldwide rights to all non - opioid pain products 3

Commercial Non - Opioid Pain Company with Late - stage Programs in Large Markets with High Unmet Need Blockbuster Potential With Limited Capital Required for Commercialization Established Reimbursement Access Strong Proprietary Platform with High Barriers to Entry Worldwide Commercial Rights to All Product Candidates Large, Established, yet Underserved Target Markets x 4 x x x x

Non - Opioid Best In Class Pain Pipeline Source: SCILEX Pilot PK Phase 1 Phase 2 Phase 3 NDA Filing Approved Milestones ZTlido ® 1.8% (36 mg lidocaine) US Strategy ▪ NDA approval February 28, 2018 ZT lido ® 5.4% (108 mg lidocaine) • Clinical studies planned in 2019 SP - 102 Dexamethasone sodium phosphate gel (Lumbar Radicular Pain) • Top line data H1 - 2020 SP - 102 Dexamethasone sodium phosphate gel (Repeat Dose Trial Lumbar Radicular Pain) • Top line data Q2 - 2019 5

Significant Near - Term Milestones ▪ Multiple clinical milestones for all programs expected in the next 12 months ▪ SP - 102 Phase 3 trial completion and data readout ▪ ZTlido ® 3X tri al start for new indication ▪ In addition, corporate development milestones may be achieved with potential collaborations or licensing in ex - U.S. territory in 2019 - 2020 Program 2019 2020 2021 Period 1H 1H 2H 1H 2H SP - 102 Ph 2/3 results Ph 3 results NDA Launch Launch ZTLido ® Launch 3X Trial 3X Trial File NDA Launch 6

Target physician consists of a mix of specialists, concentrated in high volume clinics

Physicians treating chronic pain



Neurology
10%
Orthopedic surgeons
4%
Pain Medicine
11%
Anesthesiologists
32%
Interventional Pain Management Specialists
27%
Physical Medicine & Rehab Specialists
16%

Significant concentration in high volume clinics

- ~3,000 pain clinics (<1,000 interventional)
- Sales force of 90-100

Source: Campbell Alliance Market Research; Clinical Guidelines: Lumbar Disk Herniation with Radiculopathy. NA Spine Society, 2012. http://www.guideline.gov/content.aspx?id=46414. Primary Research.

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Getting Back to Normal ZTlido ® Product Overview

ZT lido ® Overview ZT lido ® (lidocaine topical system 1.8%) is a branded, non - aqueous topical lidocaine patch indicated for the treatment of pain associated with PHN 1 Estimate from IMS Health Source: SCILEX *AAN guidelines retired 9

In clinical trials, ZTlido ® with a 1.8% concentration of 36 mg of lidocaine achieved bioequivalence to Lidoderm 5% of 700 mg ZTLIDO 1.8% delivers the same amount of lidocaine as Lidoderm ® 5% 2 ZTLIDO 36 mg ~15 mg lidocain e Lidode r m ® 700 mg ~15 mg lidocain e ZTlido ® 1.8% — proven bioequivalence to Lidoderm 5% Time (Hours) 0 4 8 12 16 20 24 28 32 36 40 44 48 Natural Log of Mean Lidocaine Concentration 0 1 2 3 4 5 ZTlido 1.8% Lidoderm 5%

ZT lido ® Clinical Data: Adhesion Study ZT lido ® v s . Lidoderm ® Post - hoc analysis of ADH - 002 with Percent Adhesion scoring 10

10 Time (Hours) 0 3 6 9 12 % Adhesion 0 10 20 30 40 50 60 70 80 90 100 110 ZTlido 1.8% Generic Lidocaine Patch 5% N=24 90% Adhesion 50% Adhesion ZTlido ® Clinical Data: Adhesion Study v s . Generic Mylan • ZTlido ® 1.8% maintained a mean adhesion of ≥90% over the 12 - hour treatment period • Generic Lidocaine Patch 5% was not able to achieve a mean adhesion of ≥90% at Time 0 • Generic Lidocaine Patch 5% fell below a mean 50% adhesion at ~3.6 hours • 7/24 patches (30%) completely detached for generic Lidocaine Patch 5%

The lidocaine patch market was ~3M scripts in 2017 and we forecast growth to be driven by population growth • Approximately 120 million prescription lidocaine patches were sold in 2017 • Generic lidocaine patches drive market volume, accounting for >95% of TRx in 2017 • Long - term future volume growth will be driven by growth in the key population of patients aged 45+ • Opioid market issues/retraction create an opportunity (22% opioid use in PHN*) The unmet need for lidocaine patches is highest for patch adhesion, prescription reimbursement, and analgesic efficacy • Poor adhesion is the leading problem for lidocaine patches as reported by patients to the FDA Adverse Event Reporting System • Physicians indicate that adhesion improvement is a worth - while benefit to patients • A major point of frustration with lidocaine patch prescriptions is patient access Lidocaine Patch Market Overview Currently ~3MM Scripts and we conservatively forecast to grow in line with population growth; adhesion is among the highest unmet needs for patches *Gudin J, et al. Poster 1 presented at AMCP Managed Care & Specialty Pharmacy Annual Meeting, San Francisco, CA, 19 - 22 April, 2016. 11

Commercial Strategy for the Launch of ZT lido ® 1.8% • SCILEX has built a dedicated field force of 100 highly experienced sales representatives • Targeting PCPs, pain specialists, and neurologists with this field force Sales • SCILEX is initially targeting the top plans responsible for most Rxs • Insurance assistance programs will be offered to minimize the copay out of pocket expenses for patients Payer Strategy • Implement a multi - channel marketing approach to raise awareness of ZT lido ® , including print, digital, PR and other media Marketing • Robust peer to peer branded product presentations at medical conferences • SCILEX will leverage a team of MSLs to drive the engagement of physicians through advocacy development with KOLs, data publications & presentations and clinical development planning Medical Affairs 12

Commercialization Strategy for ZT lido ® Franchise ZT lido ® 1.8% • Approval in US on February 28, 2018 • Launched in October 2018, supported by personal and non - personal Sales & Marketing efforts • 100% share of voice in the lidocaine patch market with no actively marketing competition • Potential for market share gain and growth of overall patch market – ZT lido ® addresses key issue (lack of adhesion) of current patch technologies – Lidoderm ® and generic lidocaine patches are not actively marketed in the US – Very efficient delivery system, WW rights (ex - Japan) ZT lido ® 5.4% (investigational) • Potential expanded indications for development of ZT lido ® 5.4% • Current sales force can support ZT lido ® 5.4% broader market opportunity 13

Getting Back to Normal ZTlido ® 5.4% - Low Back Pain

ZTlido® 5.4% Opportunity

- Expanding and aging market with inadequate treatment for chronic pain including low back pain
- Innovative, non-opioid, non-addictive analgesic
- Significant potential as a key player in Moderate to Severe Pain Market



2015 = $44 B
Mild – Moderate
Moderate -Severe
$7 B
$37 B
2021 = $48.2 B
CAGR ~2%
$7.2 B
$41 B

Source: IQVIA and ScilexInternalResearch

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Getting Back to Normal SP - 102 Lumbar Radicular Pain

SP - 102 – Opportunity Summary Developing SP - 102 as a non - opioid injectable therapeutic for low back pain Novel gel formulation, optimized for epidural injection Novel biocompatible excipient enables extended local effect On track to be the first FDA - approved epidural steroid product Currently used products are off - label and contain potentially neurotoxic preservatives Compounded epidural steroids led to >70 deaths in 2012 due to fungal contamination Large market over 10 million epidural steroid injections per year in U.S. No direct competition Established reimbursement route for the most frequently performed pain procedure Phase 3 CLEAR study underway with final data in Q1 2020 Potential NDA filing in 2020 / 2021 Fast Track status granted 18

SP - 102: On - track to be the first steroid formulation with an FDA - approved label to treat back pain Well - tolerated. Key viscous excipient, long history of use including safety and safer repeat injections 19 ᪵ ᪵ Fast acting onset of effect with less spread SP - 102 Product Features ᪵ Potent non - particulate steroid (injectable dexamethasone sodium phosphate gel) ᪵ Pre - filled syringe for epidural use ᪵ Gel formulation for extended local release and substantial magnitude of pain relief ᪵ No preservatives, no surfactants, no particulates. Non - opioid and non - addictive ᪵ Projected 24 month shelf life

SP-102 Status: Significant preclinical, clinical, and CMC progress towards NDA filing in 2020

Clinical / Regulatory / Commercial Timelines and Strategies	
Preclinical hydrodynamic study in pigs confirmed extended local effect with novel formulation	Completed
Broad-based toxicology studies including intravascular studies	Completed
Phase 1/2 PK/PD study	Completed
Fast track granted by FDA	Completed 2017
Repeat Dose Phase 2	H1 2019 Completion
Complete Phase 3 enrollment	H2 2019
Phase 3 results	H1 2020
Filing for breakthrough status	2020
EOP3 FDA meeting	2020
Filing for priority review	2020



Semnur communication with FDA has been positive and collaborative since pre-IND in 2014

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SP-102 CLEAR Phase 3 Study: Landmark ESI study with final data expected Q1-2020

CLEAR STUDY

Inclusion

Radicular leg pain episode (4-9 NPRS)

MRI confirmed

No prior ESI

No opioids or NSAIDs

Stable, >4 avg NPRS pain in 21d screening


Initial Treatment
Safety Follow-Up
Baseline
Week 4
Week 12
Week 24
Randomization (1:1)
Epidural SP-102 injection N=200
Optional repeat SP-102 injection
Intramuscular saline injection (placebo) N=200
Optional repeat SP-102 injection

Primary Endpoint

Change in mean leg pain (NPRS) over first 4 weeks

Secondaries (W2, W4, W8, W12)

Leg pain (NPRS, avg & worst pain), disability (ODI), time to repeat inject)

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SP-102 Market Assessment: Associated Conditions

There is significant overlap among the various causes of Lumbar Radiculopathy, which contributes to the increasing use of ESI treatments.


Spinal Stenosis
• Large patient population
• Frequent Radiculopathy
• Frequently treated with ESIs
Degenerative Disc Disease
• Occasional Radiculopathy
• Surgically treated
Lumbosacral Radicular Pain
Spondylolisthesis
• Smaller patient population
• Surgically treated
Lumbar Disc Herniation
• Frequent Radiculopathy
• Surgery and ESI are common

Lumbosacral Radicular Pain Market Trends

- Significant Indication Overlap
  - Spinal Stenosis can be caused by a herniated or bulging disc
  - Disc degeneration can lead to spondylolisthesis and disc herniation
- Inconsistent Diagnoses
  - Imaging scan is required to determine the specific cause of Lumbar Radiculopathy
  - Some physicians will administer ESI without imaging scan, while others refuse to use procedure
- Undefined Patient Population
  - Age and occupation are major factors
  - Patient ability and willingness to undergo surgery often determines type of therapy

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SP-102 Expected to Obtain Medicare Reimbursement Similar to Other Injectables

- Good case for economic benefits associated with use of epidural steroid injections to defer more complicated treatments, such as opioids or surgical interventions
- Medicare coverage expected and likely followed by private payers
- Expect payer reimbursement for SP-102 in the office setting through establishment of a Medicare reimbursement code and in the outpatient clinic (OPPS) setting through transitional pass-through payments
- Multiple examples of reimbursed injectables support thesis:

Selected Reimbursed Injectables	Zilretta (triamcinolone acetonide)	Botox (onabotulinum-toxinA)	Gel-One (Hyaluronan)	SynviscOne (Hyalurona)	Monovisc (Hyalurona)	Prialt (ziconotide)
Cost (Strength)	$566.62 (1u/32mg)	$579 (100u)	$1,024 (30mg/3ml)	$1,184.71 (8mg/7ml)	$1,094 (22mg/1ml)	$3,527.35 (100mcg/1ml)
Indication	OA knee pain	Neuromuscular block-various	OA knee pain	OA knee pain	OA knee pain	Severe chronic pain
J Code	J3490	J0585	J7326	J7325	J73227	J2278
Estimated Reimbursement per use(1)	**$500.00**	**$571.70 (100units)**	**$571.96**	**$615.79**	**$934.44**	**$3,664 (17 mcg/ day for 1 month)**

(1) Calculated based on the Medicare Payment Allowances Limits for Medicare Part B Drugs (April 2016) and standard dosing assumptions.

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SP - 102 has competitive advantage due to Significant Investments in Patents & Supply Relationships Intellectual Property Beyond 2036 Proprietary Excipient with No Generic Equivalent Gel Formulation, Efficacy Driven By Local Effects Limited Manufacturing Capacity & Know - How for Pre - Filled Viscous Gel Full Preclinical & Clinical Package Likely Required by FDA For Alternate Formulation or Steroid 26 • SP - 102 Method of Use: US notice of allowance in 2018 (2036 expiry) • SP - 102 Formulation: Application pending • 20 - year exclusive supply agreement in place for novel excipient • Sterile Injectable products typically require clinical trials (not just bioequivalence) for generics approval • Specialized equipment andknow - how for sterile viscous products • 6 - 9 years @ $50 - 100M spend, no generic switch

Executive Management Team

Names	Position	Experience
Jaisim Shah	Director, Chief Executive Officer	▪ 25+ years of senior management experience in the industry ▪ Lead commercialization of multiple blockbusters (Rituxan®, Abilify®, Pegasys®, BuSpar®, Stadol ®, Tequin®, Cardene IV® ▪ CEO, Semnur Pharma; CBO Elevation; CBO PDL BioPharma; VP Bristol-Myers, Dir Roche
Jiong Shao	EVP & CFO	▪ 18-year veteran in investment banking who held a number of senior positions with several global leading investment banks in both New York and Hong Kong.
Suresh Khemani	SVP, Commercial Operations, Sales, Market Access and Marketing	▪ 25+ years of senior management experience in the industry ▪ Successfully launched both specialty and large market products. Therapeutic areas include pain, neurology, oncology, immunology and CV ▪ Board member of Full Spectrum Genetics, an antibody technology company
Shawn Sahebi	SVP, Strategy & Analytics	▪ 25+ years of experience in the industry ▪ Senior positions (Vice President) at Lilly, Novartis in Marketing and Sales ▪ Supported and lead the commercialization of multiple products (Cymbalta®, Strattera®, Zyprexa®, Celebrex®, Voltaren®, Prozac®, Cialis, Humulin®)
Dmitri Lissin, MD	SVP, Chief Medical Officer	▪ 20+ years in clinical development in pain & CNS diseases ▪ VP Clinical, Xenoport; VP Clinical, Durect
Suketu Desai, Ph.D	SVP, Chief Technical Officer	▪ 20+ years in manufacturing / CMC, with expertise in viscous solution products ▪ VP Manufacturing / CMC, Allergan; VP Cephalon / Teva
Deb Telman	SVP, General Counsel, Compliance and HR	▪ 20+ years of senior management experience in the industry ▪ Served as a senior executive at several global public companies, including Abbott Laboratories as Divisional Vice President and Associate General Counsel for the International Legal Operations responsible for all commercial legal activity around the globe

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Board of Directors

Names	Position	Experience
Henry Ji, Ph.D.	Chairman	▪ 25+ years of experience in the industry ▪ Chair & CEO of Sorrento Therapeutics ▪ Senior positions at CombiMatrix, HGSI & Stratagene
Jaisim Shah	Director and CEO of Scilex Holding	▪ CEO of Semnur & Scilex Pharmaceuticals, Board Director Sorrento, Celularity ▪ Senior positions at Elevation Pharmaceuticals, Facet Biotech, PDL BioPharma, BMS & Roche
Alex Wu, Ph.D.	Director	▪ Ex- President & CEO of Crown Bioscience International ▪ Former Head of Asian Activities for Burrill & Company
Kenji Hakoda	Director	▪ Pharmaceutical Division Director and Chief Operating Officer at Itochu Chemical Frontier Corp. ▪ 20+ years of management experience
Tien Lee, M.D.	Director	▪ 15+ years of experience in the industry ▪ Inventor or co-inventor of multiple biomedical and biotechnology innovations, licensed or assigned to several companies for development including Nantkwest, Simcere Pharmaceutical Group, Cellics Therapeutics, Sorrento Therapeutics, and Aardvark Therapeutics
Mahendra Shah, Ph.D.	Director	▪ 30+ years management experience as founder and executive officer of numerous biotechnology companies ▪ Managing Director, ViVo Capital
Brent Ahrens, M.A.	Director	▪ Managing General Partner, Canaan Partners

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